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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007
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SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in charter)
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Delaware	000-51217	20-1920798
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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Section 8—Other Events

Item 8.01     Other Events.

                       On November 30, 2007 the Chairman of the Registrant issued a letter to employees. The letter is attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

                       (d) Exhibits

                       Exhibit 99.1 – Letter from the Chairman dated November 30, 2007.                    ______________________________________________________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By: /s/ William R. Harker
William R. Harker
Senior Vice President, General Counsel and Corporate Secretary

Date: November 30, 2007

Exhibit Index

99.1          Letter from the Chairman dated November 30, 2007